Exhibit 10.1

LOAN AGREEMENT

by and between

GTC Biotherapeutics, Inc.

and

LFB Biotechnologies S.A.S.

June 18, 2009

LOAN AGREEMENT

This Loan Agreement (this “Agreement”) dated as of June 18, 2009 is made by and between GTC Biotherapeutics, Inc., a Massachusetts corporation, (the “Borrower”), and LFB Biotechnologies, S.A.S., a société par actions simplifiée established under the laws of France (the “Lender”).

RECITALS

WHEREAS, the Borrower has requested that the Lender provide certain financing facilities for the purposes of repaying in full the outstanding indebtedness of the Borrower to General Electric Capital Corporation and financing the development of the Borrower’s clinical and pre-clinical programs and the Lender is willing to do so on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.	CREDIT FACILITIES

(a) Term Loan. Subject to the terms and conditions contained herein, the Lender hereby agrees to make a term loan in the original principal amount of $3,500,000 (the “Term Loan”) to the Borrower on the Closing Date (as defined in Section 3 below). The Term Loan shall be evidenced by a promissory note of the Borrower, payable to the order of the Lender, in the original principal amount of $3,500,000, which note shall be in substantially the form attached hereto as Exhibit A (the “Secured Note”). The Borrower hereby irrevocably authorizes the Lender to make or cause to be made, on a schedule attached to the Secured Note or on the books of the Lender, at or following the time of receiving each payment of principal of the Secured Note, an appropriate notation reflecting such transaction and the then aggregate unpaid principal balance of the Term Loan. The aggregate unpaid principal amount of the Term Loan, as recorded by the Lender from time to time on such schedule or on such books, shall constitute presumptive evidence of such amount. Failure of the Lender to make any such notation shall not, however, affect any obligation of the Borrower hereunder or under the Secured Note.

(b) Repayment Terms; Interest Rate. The principal amount of the Term Loan shall be paid in the amounts and on the dates specified in the Secured Note. The Borrower further agrees to pay interest in like money on the unpaid principal amount of the Term Loan from time to time outstanding at the rates and on the dates specified in the Secured Note. The Borrower may at its option prepay at any time, without premium or penalty, the whole or any portion of the Term Loan, provided that each such prepayment shall be accompanied by payment of all interest on the prepaid portion of such Term Loan accrued to the date of such prepayment. Any partial prepayment of principal of the Term Loan will be applied to installments of principal of the Term Loan (including without limitation, the final “balloon” payment) thereafter coming due in inverse order of normal maturity. Amounts paid or prepaid with respect to the Term Loan are not available for reborrowing.

(c) Note Purchase. Subject to the terms and conditions contained herein and in that certain Securities Purchase Agreement by and between the Borrower and the Lender dated as of the date hereof (the “Purchase Agreement”), the Borrower shall issue to the Lender on the Closing Date, and the Lender shall accept from the Borrower, a convertible secured note of the Borrower in the original principal amount of $4,512,268, which note shall be in substantially the form attached hereto as Exhibit B (the “2009 Convertible Note”). Subject to the automatic conversion into shares of the Borrower’s Series E-1 10% Convertible Preferred Stock upon the approval of the Borrower’s shareholders pursuant to the terms of the 2009 Convertible Note and the Purchase Agreement, principal and interest on the 2009 Convertible Note shall be paid in the amounts, at the rates and on the dates specified in the 2009 Convertible Note. The 2009 Convertible Note shall not be prepaid except with the written consent of the Lender. The Borrower and Lender hereby acknowledge that a portion of the 2009 Convertible Note in the principal amount of $512,268 represents a portion of the Borrower’s share of common program expenses for 2008 under that certain Amended and Restated Joint Development and Commercialization Agreement dated June 30, 2008, has been funded to the Borrower prior to the date hereof, and is excluded from the purchase price of the 2009 Convertible Note.

2.	CONDITIONS OF LENDING

(a) Conditions Precedent. Prior to the making of the Term Loan hereunder and the purchase by the Lender of the 2009 Convertible Note, the Borrower shall deliver to the Lender duly executed copies of this Agreement, and shall deliver to the Lender the documents enumerated below in this Section 2(a), all of which, shall be satisfactory in form and substance to the Lender and its counsel, or shall otherwise shall be waived by the Lender in the exercise of its sole discretion:

(i) That certain Amended and Restated Security Agreement from the Borrower to the Lender, which shall be in substantially the form attached hereto as Exhibit C (the “Security Agreement”), duly executed by the Borrower.

(ii) The Secured Note and the 2009 Convertible Note, each duly executed by the Borrower.

(iii) That certain Amendment to Mortgage, Security Agreement and Fixture Filing from the Borrower to the Lender, which shall be in substantially the form attached hereto as Exhibit D (the “Mortgage Amendment”), duly executed by the Borrower.

(iv) The Purchase Agreement, which shall be substantially in the form attached hereto as Exhibit E, duly executed by the Borrower.

(v) Certified copies of the resolutions of the Board of Directors of the Borrower evidencing approval of this Agreement, the Secured Note, the 2009 Convertible Note, the Security Agreement, the Mortgage Amendment and the other matters contemplated hereby and thereby.

(vi) A certificate, signed by the clerk of the Borrower, setting forth the names and titles of the officers of the Borrower authorized to sign this Agreement, the Secured Note, the 2009 Convertible Note, the Security Agreement, the Mortgage Amendment and any and all other agreements, certificates, notices and reports referred to herein; such certificate shall contain the true signatures of such officers.

(vii) A copy of the restated certificate of organization of the Borrower and all amendments thereto, certified by the secretary of the Commonwealth of Massachusetts, the jurisdiction of organization of the Borrower; a copy of the by-laws of the Borrower, as amended to date, as certified by its clerk; and a certificate of good standing for the Borrower in its jurisdiction of organization.

(viii) A favorable written opinion of counsel to the Borrower, in form and substance reasonably satisfactory to the Lender.

(ix) Except as expressly set forth in Section 2(b) below, such documents as shall be reasonably necessary to vest in the Lender a first priority security interest in and to (subject to Permitted Liens as such term is defined in the Security Agreement) all of the Collateral (as such term is defined in the Security Agreement), and evidence of all filings, recordations and other actions reasonably necessary to perfect fully the Lender’s security interests.

(x) A date-down title endorsement in form and substance reasonably satisfactory to the Lender to the Loan Policy of Title Insurance issued by Old Republic National Title Insurance Company in favor of the Lender.

(xi) Evidence that the loans, other obligations and any indebtedness whatsoever of the Borrower to General Electric Capital Corporation (“GECC”) have been repaid or will be repaid with the Term Loan made hereunder on the Closing Date and the commitments thereunder have been terminated and that the Subordination and Intercreditor Agreement among the Borrower the Lender and GECC, and all mortgages, financing statements, and liens associated therewith have been released or otherwise terminated.

(xii) Certificates of insurance in form and substance reasonably satisfactory to the Lender evidencing the insurance coverage required to be maintained pursuant to the Security Agreement and that the Lender has been named as additional insured or loss payee thereunder

(xiii) Control agreements in form and substance substantially similar to those delivered to GECC or otherwise reasonably satisfactory to the Lender, with respect to each securities, depository or disbursement account of the Borrower (other than any tax or payroll account), each duly executed by the Borrower and the applicable depository institution.

(xiv) Such other documents, instruments, records, assignments, consents, certificates, opinions, assurances and authorizations as the Lender shall reasonably require.

(b) Conditions Subsequent. The Borrower agrees to take the actions, and to deliver to the Lender, in form and substance substantially similar to those delivered to GECC, the items set forth below on or before the dates set forth below:

(i) Within 30 days after the Closing Date, (i) deliver to the Lender a Pledge Agreement, duly executed by the Borrower, pursuant to which the Borrower pledges not in excess of 65% of the equity interests held by it in GTC Holding, Ltd. and an opinion of local counsel, each in form and substance reasonably satisfactory to the Lender, and (ii) take any other steps reasonably necessary, under the law of all applicable jurisdictions, to cause such pledge to be properly perfected as a first priority security interest.

(ii) Within 30 days after the Closing Date, use best efforts to cause each of Lonza Biologics, Inc., Cryonix, Inc. and Biomedical Research Models, Inc. to enter into a bailee acknowledgement with Lender.

(iii) Within 45 days after the Closing Date, use best efforts to cause MedImmune, Inc. to enter into a bailee acknowledgement with Lender.

(iv) Within 30 days after the Closing Date, Borrower shall use its commercially reasonable efforts to deliver, or cause to be delivered, to Lender a lien waiver and collateral access agreement, in form and substance reasonably satisfactory to the Lender for each of the following leased real property locations:

a.	175 Crossing Blvd., Framingham, MA 01702; and

b.	5 Mountain Road, Framingham, MA 01702.

(v) Within 45 days after the Closing Date, Borrower shall use its best efforts to provide its and/or the Lender’s foreign correspondents with the information and documentation reasonably necessary to cause the Lender’s security interest in certain of the Borrower’s Intellectual Property held outside of the United States of America and set forth on Schedule 2(b) hereto to be properly perfected as a first priority lien as promptly as possible.

3.	CLOSING

Upon the satisfaction of the conditions set forth in Section 2(a) above, on a business day as may be mutually agreed by the Lender and the Borrower (the “Closing Date”), the Lender shall fund the Term Loan and $4,000,000 (representing the purchase price of the 2009 Convertible Note) to the Borrower by wire transfer of immediately available funds in accordance with written wire instructions provided to the Lender.

4.	MISCELLANEOUS

(a) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, United States of America, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the Commonwealth of Massachusetts. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(b) Entire Agreement. This Agreement and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the documents referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(c) Amendments and Waivers. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Borrower and by the Lender.

(d) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) upon receipt, when sent via a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Borrower:

GTC Biotherapeutics, Inc. 175 Crossing Boulevard Suite 410 Framingham, MA 01702
	Telephone:	(508) 370-2061
	Facsimile:	(508) 271-3491
	Attention:	Geoffrey F. Cox, Ph.D.
Chairman, President and Chief Executive Officer

with a copy to:

Edwards Angell Palmer & Dodge LLP 111 Huntington Avenue Boston, MA 02199
	Tel:	(617) 239-0100
	Fax:	(617) 227-4420
	Attn:	Nathaniel S. Gardiner, Esq.

If to the Lender:

LFB-Biotechnologies S.A.S. 3, avenue des Tropiques LES ULIS

91940 Courtaboeuf - France
	Tel:	+33 (0) 1 69 82 70 10
	Fax:	+33 (0) 1 6982 72 67
	Attn:	M. Christian Bechon, President

with a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, MA 02111
	Tel:	(617) 542-6000
	Fax:	(617) 542-2241
Attn: Brian P. Keane, Esq.

(e) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(f) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(g) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

(i) Headings. The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j) Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(k) WAIVER OF JURY TRIAL. BORROWER AND LENDER UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH, ANY OF THE INDEBTEDNESS SECURED HEREBY OR THEREBY, ANY DEALINGS BETWEEN BORROWER AND LENDER RELATING TO THE SUBJECT MATTER OF THIS

TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP BETWEEN LENDER AND BORROWER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder of page intentionally left blank.

Signature page to follow.]

IN WITNESS WHEREOF, the parties have caused this Loan Agreement to be duly executed as of the date first written above.

BORROWER:

GTC BIOTHERAPEUTICS, INC.

By:	/s/ John B. Green
John B. Green
Senior Vice President, Chief Financial Officer and Treasurer

LENDER:

LFB BIOTECHNOLOGIES S.A.S.

By:	/s/ Max Berger
Max Berger, Director of Legal Affairs, for and on behalf of Christian Bechon, President Directeur General, by Power of Attorney dated June 18, 2009

[Signature Page to Loan Agreement]

Exhibit A

Form of Secured Note

Exhibit B

Form of 2009 Convertible Note

Exhibit C

Form of Amended and Restated Security Agreement

Exhibit D

Form of Amendment to Mortgage, Security Agreement and Fixture Filing

Exhibit E

Form of Purchase Agreement

Schedule 2(b)

Foreign Intellectual Property to be Perfected